Exhibit 32.1

CERTIFICATION

In connection with the transition report of U.S. Geothermal Inc. (the “Company”) on Form 10-K for the transition period from April 1, 2012 to December 31, 2012 as filed with the Securities and Exchange Commission (‘the Report”), I, Daniel J. Kunz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2013

/s/ Daniel J. Kunz
Daniel J. Kunz
Chief Executive Officer